UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) September 19, 2006

CNH EQUIPMENT TRUST 2006-B
CNH CAPITAL RECEIVABLES LLC

CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware
(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297 (CNH Capital Receivables LLC)
333-130656-02	20-5497676 (CNH Equipment Trust 2006-B)
(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

(847) 735-9200
(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

On September 19, 2006, CNH Equipment Trust 2006-B publicly issued $322,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $239,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $378,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $325,250,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $35,750,000 of Class B Notes (the “Class B Notes”, and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-130656) on December 23, 2005 (as amended by pre-effective amendment no. 1 on February 6, 2006 and pre-effective amendment no. 2 on February 21, 2006).   The lead managers for the issuance of the Notes were Deutsche Bank Securities Inc. and Banc of America Securities LLC (the “Representatives”).  In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.        Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated September 7, 2006, among CNH Capital Receivables LLC, CNH Capital America LLC, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters

4.1	Indenture, dated as of September 1, 2006, between CNH Equipment Trust 2006-B and JPMorgan Chase Bank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of September 1, 2006, between CNH Capital Receivables LLC and The Bank of New York, as trustee

4.3	Co-Trustee Agreement, dated as of September 1, 2006, between The Bank of New York and The Bank of New York (Delaware)

4.4	Sale and Servicing Agreement, dated as of September 1, 2006, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2006-B

4.5	Purchase Agreement, dated as of September 1, 2006, between CNH Capital America LLC and CNH Capital Receivables LLC

4.6	Administration Agreement, dated as of September 1, 2006, among CNH Equipment Trust 2006-B, New Holland Credit Company, LLC, JPMorgan Chase Bank, N.A. and The Bank of New York

4.7	Backup Servicing Agreement, dated as of September 1, 2006, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2006-B and Systems & Services Technologies, Inc.

4.8	ISDA Master Agreement (Class A-4 Notes), dated as of September 19, 2006, between Bank of America, N.A. and CNH Equipment Trust 2006-B

4.9	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of September 19, 2006, between CNH Equipment Trust 2006-B and Bank of America, N.A.

4.10	Schedule (Class A-4 Notes) to the ISDA Master Agreement, dated as of September 19, 2006, between CNH Equipment Trust 2006-B and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer
Dated: September 25, 2006

INDEX TO EXHIBITS

Exhibit No.	Document Description

1.1

Underwriting Agreement, dated September 7, 2006, among CNH Capital Receivables LLC, CNH Capital America LLC, Deutsche Bank Securities Inc. and Banc of America Securities LLC, as representatives of the underwriters

4.1	Indenture, dated as of September 1, 2006, between CNH Equipment Trust 2006-B and JPMorgan Chase Bank, N.A., as indenture trustee

4.2	Trust Agreement, dated as of September 1, 2006, between CNH Capital Receivables LLC and The Bank of New York, as trustee

4.3	Co-Trustee Agreement, dated as of September 1, 2006, between The Bank of New York and The Bank of New York (Delaware)

4.4	Sale and Servicing Agreement, dated as of September 1, 2006, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2006-B

4.5	Purchase Agreement, dated as of September 1, 2006, between CNH Capital America LLC and CNH Capital Receivables LLC

4.6	Administration Agreement, dated as of September 1, 2006, among CNH Equipment Trust 2006-B, New Holland Credit Company, LLC, JPMorgan Chase Bank, N.A. and The Bank of New York

4.7	Backup Servicing Agreement, dated as of September 1, 2006, among CNH Capital Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2006-B and Systems & Services Technologies, Inc.

4.8	ISDA Master Agreement (Class A-4 Notes), dated as of September 19, 2006, between Bank of America, N.A. and CNH Equipment Trust 2006-B

4.9	Confirmation (Class A-4 Notes) to ISDA Master Agreement, dated as of September 19, 2006, between CNH Equipment Trust 2006-B and Bank of America, N.A.

4.10	Schedule (Class A-4 Notes) to the ISDA Master Agreement, dated as of September 19, 2006, between CNH Equipment Trust 2006-B and Bank of America, N.A.